UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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First Ottawa Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 7, 2004

Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of First Ottawa Bancshares, Inc. to be held at the offices of First Ottawa Bancshares, Inc., located at 701-705 LaSalle Street, Ottawa, Illinois 61350, on Wednesday, May 19, 2004 at 3:00 p.m., local time.

The annual meeting will be held for the purposes of electing persons to serve as Class II directors and transacting such other business as may properly come before the meeting.  We recommend you vote your shares for the director nominees.

We encourage you to attend the meeting in person.  Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postage-paid return envelope as promptly as possible.  This will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

The 2003 annual report to stockholders, including financial statements, is furnished with the enclosed notice of meeting and proxy statement.

Sincerely,

/s/ Joachim J. Brown
JOACHIM J. BROWN
President and Chief Executive Officer

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 19, 2004

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of First Ottawa Bancshares, Inc. will be held at our offices located at 701-705 LaSalle Street, Ottawa, Illinois 61350, on Wednesday, May 19, 2004 at 3:00 p.m., local time, for the following purposes:

1.             to elect three Class II directors for a term of three years; and

2.             to transact such other business as may properly be brought before the annual meeting or any adjournments or postponements of the meeting.

Only stockholders of record at the close of business on March 25, 2004, will be entitled to notice of and to vote at the annual meeting.  If there are an insufficient number of votes for a quorum the meeting may be adjourned or postponed to permit us to continue to solicit proxies.

By order of the board of directors,

/s/ Cheryl D. Gage
Cheryl D. Gage
Corporate Secretary

Ottawa, Illinois

April 7, 2004

PLEASE DATE, SIGN AND RETURN THE PROXY CARD FOR THE COMPANY’S ANNUAL MEETING PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

FIRST OTTAWA BANCSHARES, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

MAY 19, 2004

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the board of directors of First Ottawa Bancshares, Inc. to be used at the annual meeting of stockholders to be held on May 19, 2004, and at any adjournment or postponement of the meeting.  First Ottawa Bancshares, Inc., a Delaware corporation, is the holding company for The First National Bank of Ottawa, a national banking association located in Ottawa, Illinois.  This proxy statement is first being mailed to First Ottawa’s stockholders on or about April 7, 2004.

The following information regarding the meeting and the voting process is presented in a question and answer format.

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card from us because on March 25, 2004, the record date for the annual meeting, you owned shares of our common stock.  This proxy statement describes the matters that will be presented for consideration by the stockholders at our annual meeting.  It also gives you information concerning these matters to assist you in making an informed decision.

When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting.  The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting.  Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

What matters will be voted on at the meeting?

You are being asked to vote on the election of three Class II directors of First Ottawa for a term expiring in 2007.

How do I vote?

You may vote either by mail or in person at the meeting.  To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope.  No postage is required if mailed in the United States.  If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

If you sign and return your proxy card, but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted “for” all three nominees named in this proxy statement.

If you want to vote in person, please come to the meeting.  We will distribute written ballots to anyone who wants to vote at the meeting.  Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as “street name”), you will need to obtain a proxy from your broker to vote in person at the meeting.

What does it mean if I receive more than one proxy card?

It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers.  Please sign and return ALL proxy cards to ensure that all your shares are voted.

If I hold shares in the name of a broker, who votes my shares?

If you received this proxy statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares.  It will then be your broker’s responsibility to vote your shares for you in the manner you direct.

Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors, but cannot vote on non-routine matters, such as an amendment to the certificate of incorporation or the adoption or amendment of a stock option plan, unless they have received voting instructions from the person for whom they are holding shares.  If your broker does not receive instructions from you on how to vote particular shares on a matter on which your broker does not have discretionary authority to vote, your broker will return the proxy form to us, indicating that he or she does not have the authority to vote on these matters.  This is generally referred to as a “broker non-vote” and will affect the outcome of the voting as described below, under “How many votes are needed for approval of each proposal?”  Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting.  You should do this by carefully following the instructions your broker gives you concerning its procedures.  This ensures that your shares will be voted at the meeting.

What if I change my mind after I return my proxy card?

If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting.  You may do this by:

•        signing another proxy with a later date and returning that proxy to:

Cheryl D. Gage
First Ottawa Bancshares, Inc.
701-705 LaSalle Street
P.O. Box 657
Ottawa, Illinois  61350;

•        sending notice to us at the same address that you are revoking your proxy; or

•        voting in person at the meeting.

If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker directly.

How many votes do we need to hold the annual meeting?

A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

Shares are counted as present at the meeting if the stockholder either:

•        is present in person at the meeting; or

•        has properly submitted a signed proxy card or other proxy.

On March 25, 2004, the record date, there were 651,627 shares of common stock issued and outstanding.  Therefore, at least 325,814 shares need to be present at the annual meeting.

What happens if a nominee is unable to stand for re-election?

The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee.  In the latter case, shares represented by proxies may be voted for a substitute nominee.  You cannot vote for more than three nominees.  The board has no reason to believe any nominee will be unable to stand for re-election.

What options do I have in voting on each of the proposals?

You may vote “for” or “withhold authority to vote for” each nominee for director.  Abstentions will be considered in determining the presence of a quorum, but will not affect the vote required for the election of directors.

How many votes may I cast?

Generally, you are entitled to cast one vote for each share of stock you owned on the record date.  The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for approval of each proposal?

The three individuals receiving the highest number of votes cast “for” their election will be elected as directors of First Ottawa.  All other matters that arise at the annual meeting must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote unless otherwise provided by Delaware law or First Ottawa’s certificate of incorporation or bylaws.  Broker non-votes and abstentions will not be counted as entitled to vote, but will count for purposes of determining whether a quorum is present on the matter.

Where do I find the voting results of the meeting?

We will announce voting results at the meeting.  The voting results will also be disclosed in our Form 10-Q for the quarter ended June 30, 2004.

Who bears the cost of soliciting proxies?

We will bear the cost of soliciting proxies.  In addition to solicitations by mail, officers, directors or employees of First Ottawa or its bank subsidiary may solicit proxies in person or by telephone.  These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with respect to the beneficial ownership of our common stock at March 25, 2004, by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, by each director or nominee, by each executive officer named in the summary compensation table (which can be found later in this proxy statement), and by all directors and all executive officers of First Ottawa as a group.  Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership of such securities within 60 days of March 25, 2004.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)

Directors, Nominees and Named Executive Officers

Bradley J. Armstrong(3)	1,365	*
Joachim J. Brown	4,000	*
John L. Cantlin	2,522	*
Patty P. Godfrey(4)	22,861	3.5%
Thomas E. Haeberle(5)	27,526	4.2%
Donald J. Harris(6)	1,510	*
Thomas P. Rooney	3,200	*
Erika L. Schmidt(7)	57,293	8.8%
William J. Walsh	16,068	2.5%

Patrick D. Fayhee	0	—
Steven M. Gonzalo	0	—

Directors, Nominees and Executive Officers as a Group (14 persons)	138,985	21.3%

*              Less than one percent.

(1)           Except as otherwise indicated in the notes to this table, each person named in the table has sole voting and investment power over the number of shares of common stock listed opposite his or her name.

(2)           Based upon 651,627 shares of common stock issued and outstanding at March 25, 2004.

(3)           Includes 340 shares held in a custodial capacity for the benefit of minor children.

(4)           Includes 14,761 shares held by Ms. Godfrey’s spouse and 100 shares held jointly with her spouse, over which shares she shares voting and investment power.  Also includes 600 shares held jointly with her children, over which shares she has sole investment power and shares voting power.

(5)           Includes 26,295 shares held in trusts for which Mr. Haeberle has sole voting power.

(6)           Includes 1,275 shares held jointly with his spouse, over which shares Mr. Harris shares investment and voting power.

(7)           The mailing address for Erika L. Schmidt is c/o First Ottawa Bancshares, Inc., 701-705 LaSalle Street, Ottawa, Illinois 61350.  Includes 54,793 shares held by Lura Enterprises, LLC, of which Ms. Schmidt is the managing member, and over which Ms. Schmidt has sole voting and investment power.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who beneficially own more than ten percent of our common stock, to file an initial report of their ownership of our securities on Form 3 and to file reports of changes in their ownership of our securities on Form 4 or Form 5.  These filings must be made with the Securities and Exchange Commission.  Officers, directors and greater than ten percent stockholders are required by federal securities regulations to furnish us with copies of all Section 16(a) forms they file.  Based solely on our review of the copies of such forms furnished to us and, if appropriate, representations made to us by any reporting person concerning whether a Form 5 was required to be filed for 2003, we are not aware of any failures to comply with the filing requirements of Section 16(a) during 2003.

ELECTION OF DIRECTORS

Our directors are divided into three classes having staggered terms of three years.  Stockholders will be entitled to elect three Class II directors for a term expiring in 2007.  We have no knowledge that any nominee will refuse or be unable to serve, but if any nominee is unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting.

The following table contains certain information with respect to each person who has been nominated for election as a director or is a continuing director, including the year each became a director of First Ottawa or of The First National Bank of Ottawa and his or her position with us.  Each director of First Ottawa also serves as a director of The First National Bank of Ottawa.  Our board of directors recommends that you vote your shares FOR all nominees.  Unless authority to vote for the nominees is withheld, the shares represented by the enclosed proxy card, if executed and returned, will be voted “for” the election of the nominees proposed by the board of directors.

NOMINEES

Name (Age)	Director Since	Positions with First Ottawa or The First National Bank of Ottawa

CLASS II (Term Expires 2007)

Joachim J. Brown (Age 55)	1999	President, Chief Executive Officer and Director of First Ottawa and The First National Bank of Ottawa

John L. Cantlin (Age 55)	1999	Director and Vice Chairman of First Ottawa and The First National Bank of Ottawa

Patty P. Godfrey (Age 66)	2000	Director of First Ottawa and The First National Bank of Ottawa

CONTINUING DIRECTORS

CLASS III (Term Expires 2005)

Thomas E. Haeberle (Age 52)	1997	Director of First Ottawa and The First National Bank of Ottawa

Name (Age)	Director Since	Positions with First Ottawa or The First National Bank of Ottawa

Erika L. Schmidt (Age 57)	1991	Director and Chairman of the Board of First Ottawa and The First National Bank of Ottawa

William J. Walsh (Age 65)	1977	Director of First Ottawa and The First National Bank of Ottawa

CLASS I (Term Expires 2006)

Bradley J. Armstrong (Age 42)	1999	Director of First Ottawa and The First National Bank of Ottawa

Donald J. Harris (Age 50)	2000	Executive Vice President, Chief Operating Officer and Director of First Ottawa and The First National Bank of Ottawa

Thomas P. Rooney (Age 51)	1999	Director of First Ottawa and The First National Bank of Ottawa

The business experience of each of the nominees and continuing directors for the past five years is as follows:

Bradley J. Armstrong has been President of Armstrong & Associates, Inc., a registered investment advisory firm located in Ottawa, and Branch Manager of LPL Financial Services since 1987.

Joachim J. Brown has been the President and Chief Executive Officer of First Ottawa and The First National Bank of Ottawa since 1999. Prior to joining First Ottawa, he was the President and Chief Executive Officer of First National Bank of LaGrange and the President and Chief Operating Officer of F.N.B.C. of LaGrange, Inc. from 1985 to 1999.

John L. Cantlin has been a partner at John L. Cantlin & Associates, a law firm with offices in Ottawa and Earlville, Illinois, since 1977.

Patty P. Godfrey has been a real estate broker with Haeberle and Associates, Inc., a real estate brokerage office, since 1978.

Thomas E. Haeberle has been the owner and President of Haeberle and Associates, Inc., a real estate brokerage office, for over 25 years.

Donald J. Harris has been the Executive Vice President and Chief Operating Officer of First Ottawa and The First National Bank of Ottawa since November 1, 1999.  From 1994 to 1999 he was the Executive Vice President, Cashier and Trust Officer of The First National Bank of Ottawa.  From August 1999 to October 1999, he served as the Chief Executive Officer of First Ottawa and The First National Bank of Ottawa following the resignation of the then current Chief Executive Officer.  From 1988 to 1994, he was Vice President and Trust Officer of The First National Bank of Ottawa. We have employed him since 1979.

Thomas P. Rooney is an oral and maxillofacial surgeon with offices in Ottawa, Peru and Morris, Illinois.  Dr. Rooney is on the staff of five area hospitals between Morris and Princeton, Illinois.

Erika L. Schmidt is the owner and manager of Lura Enterprises, LLC and Strawn Centennial Farms, Ottawa, Illinois.  From 1985 to 1991, she was the owner of an accounting/taxation firm.

William J. Walsh is the President of the Bill Walsh Automotive Group, the parent company for various automobile dealerships and leasing companies.

In addition, the following individuals serve as executive officers of First Ottawa or The First National Bank of Ottawa:

Mark D. Dunavan age 48, is the Chief Trust Officer of The First National Bank of Ottawa. We have employed him since 1978.

Vincent G. Easi age 42, is the Treasurer of First Ottawa and Chief Financial Officer of The First National Bank of Ottawa, and joined us in 2001.  Prior to working with us, Mr. Easi was the Director of Internal Audit of Castle BancGroup from 1999 to 2001, and he was a financial institutions auditor for Crowe Chizek and Company LLC from 1994 to 1999.

Patrick D. Fayhee age 50, is an Executive Vice President and Chief Lending Officer of The First National Bank of Ottawa, and joined us in 2001.  Prior to working with us, Mr. Fayhee was the Vice President of Bank Consultants, Inc. in 2001, and he was the President and Chief Executive Officer of Union Bank/West, located in Macomb, Illinois, from 1997 to 2001.

Cheryl D. Gage age 47, is the Corporate Secretary of First Ottawa and The First National Bank of Ottawa.  We have employed her since 1975.

Steven M. Gonzalo age 36, has served as Chief Technology Officer for The First National Bank of Ottawa since May 1, 2001.  Prior to joining us, Mr. Gonzalo served as Senior Vice President of Ekiosk Corporation from November 2000 to April 2001 and as President and Chairman of the Board of Union Data Corporation from August 1996 to October 2000.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

General

Currently, we have nine directors serving on our board, each of whom, with the exception of Messrs. Brown and Harris, are, in the judgment of the board, “independent” as that term is defined by the Nasdaq Stock Market, Inc.  Each of our directors serves for a three-year term and until his or her successor has been duly elected and qualified.  The board of directors of First Ottawa also serves as the board of directors of The First National Bank of Ottawa and its subsidiary, First Ottawa Financial Corporation.

Generally, the board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the board does not involve itself in the day-to-day operations of First Ottawa, which are monitored by our executive officers and management.  Our directors fulfill their duties and responsibilities by attending regular meetings of the board, and through committee membership, which is discussed below.

Our board of directors held fifteen meetings during 2003.  Each of the directors participated in at least 75% of the meetings of the board and of the committees of which he or she is a member.  Additionally, the independent members of the board of directors met in executive session outside the presence of management and the non-independent directors nine times during 2003.  While we do not have a specific policy regarding attendance at the annual meeting of stockholders, all directors are expected to attend the meeting.  All of the current directors and nominees attended last year’s annual meeting.

Our board has several standing committees, including an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee.

Audit Committee

The Audit Committee is currently comprised of Mr. Armstrong, Ms. Godfrey and Ms. Schmidt.  Each member of the Audit Committee is, in the judgment of the board, “independent” as that term is defined by the rules of Nasdaq and the rules and regulations of the Securities and Exchange Commission.  Currently, the committee does not have an “audit committee financial expert” as defined in the rules and regulations of the Securities and Exchange Commission.  Although the board of directors has determined that each of the committee members possesses the necessary skills and qualifications to critically analyze the Company’s financial statements and financial reporting process and to perform the other duties required of service on the committee, the board has determined that none of the current committee members meet the definition of an “audit committee financial expert” as set forth by the Securities and Exchange Commission.

The functions performed by the Audit Committee include, but are not limited to, the following:

•        overseeing our accounting and financial reporting;

•        selecting, appointing and overseeing our independent auditors, including the pre-approval of all engagements and fee arrangements;

•        reviewing actions by management on recommendations of the independent auditors and internal auditors;

•        meeting with management, the internal auditors and the independent auditors to review the effectiveness of our system of internal controls and internal audit procedures; and

•        reviewing reports of bank regulatory agencies and monitoring management’s compliance with recommendations contained in those reports.

To promote independence of the audit function, the Audit Committee consults separately and jointly with the independent auditors, the internal auditors and management.  The Audit Committee has adopted a written charter, which sets forth the committee’s duties, responsibilities and functions, and which is available on our website at www.firstottawa.com.  We have also attached a copy of the current charter to this proxy statement as Appendix A.  The Audit Committee met seven times during 2003.

Compensation Committee

The Compensation Committee is currently comprised of Mr. Haeberle, Mr. Rooney, Ms. Schmidt and Mr. Walsh.  Each member of the Compensation Committee is, in the judgment of the board, “independent” as that term is defined by the rules of Nasdaq.  The Compensation Committee advises our board of directors on matters of management, organization and succession, recommends persons for appointment to key employee positions and sets the compensation of our officers and key employees.  The Compensation Committee’s duties, responsibilities and functions are further described in its charter, which is available on our website at www.firstottawa.com.  Prior to May, 2002, the entire board made up the Compensation Committee.  In May, 2002, the board changed the committee’s membership to include only independent directors.  The Compensation Committee met six times during 2003.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently comprised of Messrs. Cantlin, Haeberle, Rooney and Walsh.  Each member of the Nominating and Corporate Governance Committee is, in the judgment of the board, “independent” as that term is defined by the rules of Nasdaq.  The committee nominates persons for election as directors of First Ottawa and makes recommendations to our board of directors regarding the structure and membership of the various committees, including the Nominating and Corporate Governance Committee itself.  The committee will consider nominees recommended by stockholders if such recommendations comply with our bylaws (as discussed below).  Prior to May, 2002, the entire board made up the Nominating and Corporate Governance Committee.  In May, 2002, the board changed the committee’s membership to include only independent directors.  We have adopted a charter for the Nominating and Corporate Governance Committee, which sets forth the committee’s duties, responsibilities and functions.  The charter is available on our website at www.firstottawa.com.  The Nominating and Corporate Governance Committee met twice during 2003.

Director Nominations and Qualifications

Pursuant to its charter, the Nominating and Corporate Governance Committee evaluates all potential nominees for election, including incumbent directors, nominees suggested by incumbent directors or officers and any stockholder nominees, in the same manner.  The committee meets as necessary to consider whether incumbent directors and any other potential nominees brought to the committee’s attention are qualified to be nominated for director and who it will nominate.  Generally, the committee believes that, at a minimum, its nominees should possess certain qualities, including the highest personal and professional ethics, integrity and values, a sufficient educational and professional background and experience, demonstrated leadership skills, sound judgment, a strong sense of service to the communities which we serve, exemplary management and communications skills, as well as an ability to meet the standards and duties set forth in our code of business conduct and ethics.  It is also expected that directors should be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and that they should be committed to serving on the board for an extended period of time.

The committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and to determine whether they are “independent” in accordance with Nasdaq requirements to ensure that at least a majority of the directors will, at all times, be independent.  The committee did not retain any third party to assist it in identifying candidates for the upcoming meeting of stockholders, although it may in the future if the committee believes it is necessary.

Stockholder Communication with the Board, Nomination and Proposal Procedures

General Communications with the Board.   Stockholders may contact First Ottawa’s board of directors by contacting Cheryl D. Gage, our Corporate Secretary, at First Ottawa Bancshares, Inc., 701-705 LaSalle Street, P.O. Box 657, Ottawa, Illinois 61350, or at (815) 434-0044.  All comments will be forwarded directly to the Chairman of the Board.

Nominations of Directors.  For a stockholder nominee to be considered for inclusion in our proxy statement, the nominating stockholder must file a written notice of the proposed director nomination with our Corporate Secretary, at least 120 days prior to the date the previous year’s proxy statement was mailed to stockholders.  Nominations must include the full name and address of the proposed nominee and a brief description of the proposed nominee’s business experience for at least the previous five years.  All submissions must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.  The committee may request additional information in order to make a determination as to whether to nominate the person for director.  A stockholder may otherwise nominate an individual for election as a director by complying with the provisions of our bylaws.

Other Stockholder Proposals.  For all other stockholder proposals to be considered for inclusion in our proxy statement and form of proxy relating to our annual meeting of stockholders to be held in 2005, stockholder proposals must be received by our Corporate Secretary, at the above address, no later than December 8, 2004, and must otherwise comply with the rules and regulations set forth by the Securities and Exchange Commission.

Code of Business Conduct and Ethics

We have a code of business conduct and ethics in place that applies to all of our directors and employees.  The code sets forth the standard of ethics that we expect all of our directors and employees to follow, including our Chief Executive Officer and Chief Financial Officer.  The code of business conduct and ethics is posted on our website at www.firstottawa.com.  We intend to satisfy the disclosure requirements under Item 10 of Form 8-K regarding any amendment to or waiver of the code with respect to our Chief Executive Officer and Chief Financial Officer, and persons performing similar functions, by posting such information on our website.

DIRECTOR COMPENSATION

General

Each director receives an annual retainer of $6,000 and $500 for each board meeting attended (with one permitted absence).  In addition, directors participate in the Director Supplemental Retirement Plan that is described below.  We do not compensate directors for their attendance at committee meetings or special meetings.  In 2003, each non-employee director of First Ottawa was also granted options to purchase 250 shares of our common stock for serving on the board of directors.  These options vest ratably over a four-year period.

Director Supplemental Retirement Plan

The First National Bank of Ottawa adopted the Director Supplemental Retirement Plan for the benefit of the directors in 2000.  Each of the directors of First Ottawa is also a director of The First National Bank of Ottawa and is therefore a participant in the plan. Under the plan, a participant receives a retirement benefit based on the earnings on a specific life insurance policy for that participant.  Any earnings in excess of the opportunity costs are accrued to a liability reserve account for the benefit of the director.  The life insurance liability reserve account is distributed to the director over a period of ten years at retirement or early retirement.  In addition, annual earnings in excess of the opportunity costs are distributed annually after retirement for the life of the director.

Under the plan, each director may also elect to defer a portion or all of his or her director fees.  Upon a director’s election, and if he or she decides to participate in this plan, we establish a liability reserve account and credit that account in an amount equal to all fee deferrals.  The liability reserve account is credited with interest at a rate equal to 130% of the average annual rate of the five-year Treasury bill.  The liability reserve account does not accrue interest after a director retires or terminates service.  At retirement, early retirement or termination of service, the deferred fees liability reserve account is distributed to the director according to the payment schedule elected by the director.

We have purchased life insurance policies on each insurable participant, and our obligations under the life insurance benefit portion of the plan are unfunded.  The policies are actuarially designed to offset all of the plan’s costs during the life of the participant and to provide a complete recovery of all plan costs at his or her death. The First National Bank of Ottawa is the sole owner of all policies.

The life insurance benefit for each insurable director is provided by an endorsement split dollar plan.  The First National Bank of Ottawa endorses a specified percentage of the net-at-risk life insurance portion of a policy (total death benefit less cash value of policy) on the life of each participant for payment to the designated beneficiary of that director.  The First National Bank of Ottawa owns the policy and its entire surrender value.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation earned for the last three fiscal years by the individual who served as Chief Executive Officer in 2003 and the other highest paid executive officers who received compensation above $100,000 during 2003.

		Annual Compensation			Long Term Compensation Awards
(a)	(b)	(c)	(d)	(e)	(g)
Name and Principal Position	Fiscal Year Ended December 31st	Salary($)(1)	Bonus ($)	Other annual compensation ($)(2)	Securities Underlying Options/ SARs(#)

Joachim J. Brown President & Chief Executive Officer	2003	$189,539	$27,643	$16,226	1,500
	2002	193,125	17,289	15,305	—
	2001	196,027	—	15,282	—

Donald J. Harris Executive Vice President & Chief Operating Officer	2003	$126,312	$13,822	$6,098	1,000
	2002	124,167	8,645	5,558	—
	2001	125,977	—	5,687	—

Patrick D. Fayhee(3) Executive Vice President & Chief Lending Officer	2003	$118,671	$13,822	$6,366	1,000
	2002	113,716	8,645	5,335	—

Steven M. Gonzalo(3) Chief Technology Officer	2003	$103,727	$2,825	$5,274	1,000
	2002	100,738	1,752	5,037	—

(1)   Salary includes fees received for serving on the board of directors of First Ottawa and The First National Bank of Ottawa for Mr. Brown and Mr. Harris.  Due to a change in payroll procedures at First Ottawa in 2003, salary amounts do not include a portion of salary earned for the final pay period of 2003 actually paid in 2004.

(2)   Includes an automobile allowance for Mr. Brown of $7,200 in each of 2001, 2002 and 2003.  Also includes matching and discretionary allocations under our 401(k) plan for Mr. Brown and Mr. Harris in 2003 in the amounts of $9,026 and $6,098, respectively, in 2002 in the amounts of $8,105 and $5,558, respectively, and in 2001 in the amounts of $8,082 and $5,687, respectively.  Also includes matching and discretionary allocations under our 401(k) plan for Mr. Fayhee and Mr. Gonzalo in 2003 in the amounts of $6,366 and $5,274, respectively, and in 2002 in the amounts of $5,335 and $5,037, respectively.

(3)   We were not required to present any information for Mr. Fayhee or Mr. Gonzalo for the year 2001 and, therefore, only information for the years 2003 and 2002 have been included.

Stock Option Information

The following table sets forth certain information concerning the number and value of stock options granted in 2003 to the individuals named in the summary compensation table:

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants

(a)	(b)	(c)	(d)	(e)	(f)
Name	Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term(2)
					5%	10%
Joachim J. Brown	1,500	30%	$56.00	06/10/13	$52,827	$133,874

Donald J. Harris	1,000	20%	$56.00	06/10/13	$35,218	$89,250

Patrick D. Fayhee	1,000	20%	$56.00	06/10/13	$35,218	$89,250

Steven M. Gonzalo	1,000	20%	$56.00	06/10/13	$35,218	$89,250

(1)           Options become exercisable in four equal portions on the first, second, third and fourth anniversaries of the June 11, 2003, date of grant.

(2)           The ultimate value of the options will depend on the future market price of our common stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an executive may realize upon the exercise of an option will depend on the excess of the market value of our common stock, on the date the option is exercised.

The following table sets forth information concerning the stock options held by the named executive officers at December 31, 2003:

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END

OPTION/SAR VALUES

(a)	(b)	(c)	(d)		(e)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#)		Value of Unexercised In- the-Money Options/SARs at FY-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Joachim J. Brown	—	$—	—	1,500	$—	$1,799

Donald J. Harris	—	$—	—	1,000	$—	$1,199

Patrick D. Fayhee	—	$—	—	1,000	$—	$1,199

Steven M. Gonzalo	—	$—	—	1,000	$—	$1,199

Employment Contracts

In November, 2002, we entered into an employment agreement with Joachim J. Brown to serve as President and Chief Executive Officer of First Ottawa and The First National Bank of Ottawa.  The agreement provides for an initial two-year term and the agreement will renew for successive one-year terms thereafter, unless otherwise terminated.  The agreement specifies a minimum annual salary of $193,000 and provides for increases based on base salary levels at comparable financial institutions.  The agreement also provides that Mr. Brown will receive a monthly automobile allowance as well as be entitled to participate in any stock appreciation rights plan and employee stock option plan we establish.  Pursuant to the agreement, Mr. Brown’s annual salary is inclusive of director’s fees for serving on the board of directors of First Ottawa and The First National Bank of Ottawa.

We may terminate the agreement at any time for “cause” (as defined in the agreement) without incurring any additional obligations under the agreement.  The agreement provides severance benefits in the event Mr. Brown is terminated without cause or resigns or is terminated following a change of control (as defined in the agreement).  Upon termination without cause, the severance benefits are equal to the salary and benefits Mr. Brown would have received through the end of the term of the agreement.  If Mr. Brown is terminated within 90 days following a change of control, Mr. Brown is entitled to receive two times his base salary and average bonus as well as health insurance coverage for eighteen months after such a change of control.

Donald J. Harris, Executive Vice President and Chief Operating Officer of First Ottawa and The First National Bank of Ottawa is a party to a severance agreement with First Ottawa.  Pursuant to this agreement, if a change of control (as defined in the agreement) occurs and if, within two years of that change of control, Mr. Harris is terminated without cause or resigns for good reason (as defined in the agreement), then Mr. Harris is entitled to his base annual salary and health and life insurance benefits from us for the period from the date of his termination or resignation until the end of the two-year period following the change of control.

Employee Bonus Plan

In January, 2000, we established an annual cash bonus plan for all employees of The First National Bank of Ottawa, excluding the President and the Executive Vice Presidents.  Pursuant to the bonus plan, an account tracks a hypothetical quantity of 75,000 shares of the common stock of The First National Bank of Ottawa.  A bonus pool is determined based on the change in book value, subject to certain adjustments, of the hypothetical quantity of stock during each calendar year.  We pay 50% of the bonus pool to employees on a pro rata basis as determined by their current salaries.  We pay the other 50% of the bonus pool to employees at the discretion of their supervisors.

In May, 2000, we established a similar bonus plan for the President and Executive Vice Presidents.  The executive officer bonus plan provides for similar tracking of a hypothetical quantity of 75,000 shares of the common stock of The First National Bank of Ottawa.  We pay 50% of the change in book value of these shares to the President and 25% to each Executive Vice President.

Pension Plan Table

First Ottawa sponsored a defined benefit pension plan for its employees.  The defined benefit pension plan covered substantially all employees, with benefits based on years of service and compensation prior to retirement.  Pension expenses are the net of service costs (prior to freezing the plan) and interest costs, against return on plan assets and amortization of gains and losses not immediately recognized.  Contributions to the plan were based on the maximum amount deductible for income tax purposes.  On November 10, 1999, all pension plan benefits were frozen with the intent of considering alternative methods of providing retirement benefits to employees.

Pension Plan Table(1)

Remuneration (Average Salary)	Considered Salary(2)	Years of service
		15	20	25	30	35
$125,000	$125,500	$32,228	$42,970	$45,900	$64,455	$64,455
150,000	150,000	38,790	51,720	55,275	77,580	77,580
175,000	160,000	41,415	55,220	59,025	82,830	82,830
200,000	160,000	41,415	55,220	59,025	82,830	82,830
225,000	160,000	41,415	55,220	59,025	82,830	82,830
250,000	160,000	41,415	55,220	59,025	82,830	82,830
300,000	160,000	41,415	55,220	59,025	82,830	82,830
400,000	160,000	41,415	55,220	59,025	82,830	82,830
450,000	160,000	41,415	55,220	59,025	82,830	82,830
500,000	160,000	41,415	55,220	59,025	82,830	82,830

(1)   The table shows the estimated annual straight-life with ten-year certain annuity benefit payable under the qualified retirement program to employees with the specified remuneration (average salary during the five consecutive years that compensation was the highest within the last ten years) and specified years of service upon retirement at age 65.  Compensation and credited service after 1999 is not considered because the plan was frozen effective December 31, 1999.  The compensation used to calculate the Average Salary and the number of years of credited service for Donald J. Harris, the only named executive officer participating in the plan, is $93,000, 20 years.

(2)   Internal Revenue Code Section 401(a)(17) limits the annual compensation which can be recognized in a qualified pension plan.  The limit for 1999 was $160,000. The 1999 limit is used because the plan was frozen effective December 31, 1999.

Compensation Committee Interlocks and Insider Participation

In 2003, Mr. Haeberle, Mr. Rooney, Ms. Schmidt and Mr. Walsh comprised the Compensation Committee.  None of the members of the committee were officers or employees of First Ottawa or The First National Bank of Ottawa in 2003, and none of these individuals is a former officer or employee of either organization.  In addition, during 2003 none of our executive officers served on the board of directors or compensation committee of any other company with respect to which any member of our Compensation Committee was engaged as an executive officer.

Compensation Committee’s Report on Compensation

The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by First Ottawa shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

Introduction.  First Ottawa and The First National Bank of Ottawa share an executive management team, the members of which are compensated by the bank instead of the holding company.  Accordingly, each of their compensation packages, which is based upon their roles and performance for both First Ottawa and The First National Bank of Ottawa, is determined and approved by the Compensation Committee.

Compensation Philosophy and Objectives.  The executive compensation program is designed to guide the committee in formulating an appropriate compensation structure for senior management. The overall objective is to align senior management compensation with the success of meeting our goals by creating strong incentives to manage the business successfully from both a financial and operating perspective. The executive compensation program is structured to accomplish the following specific objectives:

•      encourage a consistent and competitive return to stockholders;

•      maintain a program that:

•      clearly motivates personnel to perform and succeed according to our current goals;

•      retains key personnel critical to our long-term success; and

•      emphasizes formula-based components, such as incentive plans, in order to better focus management efforts in its execution of corporate goals;

•      maintain a corporate environment which encourages stability and a long-term focus for both First Ottawa and our management; and

•      ensure that management:

•      fulfills its oversight responsibility to its constituents, including stockholders, customers, employees, the community and government regulatory agencies;

•      conforms its business conduct to the highest ethical standards;

•      remains free from any influences that could impair or appear to impair the objectivity and impartiality of its judgments or treatment of our constituents; and

•      continues to avoid any conflict between its responsibilities to First Ottawa and each individual’s personal interests.

There are three major components to executive officer compensation: base salary and bonus, stock options and additional benefit plans.  The process utilized by the committee in determining executive officer compensation levels for all of these components is based upon the committee’s subjective judgment and takes into account both qualitative and quantitative factors.  No specific weights are assigned to such factors with respect to any compensation component.

Base Salary.  The Compensation Committee reviews each executive’s base salary on an annual basis.  The committee believes that the base salaries should offer security to each executive and allow First Ottawa to attract qualified executives and maintain a stable management team and environment.  The committee targets salaries at market levels (as set forth in the Illinois Bankers Association annual compensation survey and other surveys), although salaries may be adjusted, either up or down, to reflect our performance.  However, we have entered into an employment agreement with Mr. Brown providing him a minimum annual salary of $193,000.

Initially, base salaries are determined after examining, among other things, an executive’s level of responsibility, prior experience, education, breadth of knowledge, internal performance objectives and the current market level.  Annual adjustments to an executive’s base salary are driven by corporate and individual performance.  Corporate performance, measured primarily in terms of earnings per share, return on equity and assets and enhancement of book value per share, impacts an executive’s base salary.  In addition, the committee will also measure individual performance.  When measuring individual performance, the committee considers the individual’s efforts in achieving established financial and business objectives, managing and developing employees and enhancing long-term relationships with customers.  A bonus may also be granted based on specific individual goals and corporate performance.

The compensation of Mr. Brown, our President and Chief Executive Officer during 2003, was based upon our corporate performance, as described above, and his contributions to First Ottawa and the community, as well as upon the terms of his employment contract.  Overall, salary increases for the senior executive officers in 2003 were at a rate comparable to the increases provided to officers with similar duties and responsibilities at comparable organizations.

Bonus.  We have also established bonus plans for all of our employees and our executive officers.  These plans are described in detail in this proxy statement.  We feel that the bonus structure provides an incentive for all employees to maximize our value.  For 2003, Messrs. Brown, Harris, Fayhee and Gonzalo received bonuses in the amounts of $27,643, $13,822, $13,822 and $2,825, respectively.  For 2002, Messrs. Brown, Harris, Fayhee and Gonzalo were paid bonuses in the amounts of $17,289, $8,645, $8,645 and $1,752, respectively.  No bonuses were paid under the plans for 2001.

Stock Options.  Our current long-term incentive plan is intended to promote equity ownership in First Ottawa by the directors and selected officers and employees, to increase their proprietary interest in the success of First Ottawa and to encourage them to remain in the employ of First Ottawa or its subsidiaries.  Beginning in June 2003, First Ottawa granted stock options to certain executive officers.  To reinforce our long-term perspective and to retain valued executives, options granted to these individuals vest ratably over a four-year period following grant.  Options are issued at the market value of the common stock at the time of issuance, thereby providing a benefit only upon future stock appreciation.  Executives receive stock option grants that are generally comparable to the long-term incentive opportunities granted to individuals with similar positions at financial institutions of similar size.

Benefits, Qualified Service Plans and Perquisites.  Benefits offered to executives are intended to serve a different purpose than base salary and bonus.  While the benefits offered are competitive with the marketplace and help attract and retain executives generally, the benefits offered provide a safety net of protection against financial catastrophes that can result from illness, disability or death.  Benefits offered to executives are generally those offered to the general employee population, with some variation to promote tax efficiency and replacement of benefit opportunities lost to regulatory limits.  First Ottawa offers eligible employees participation in a 401(k) savings plan.  The 401(k) savings plan allows a maximum voluntary salary deferral of up to 12% (with a partial employer match), subject to statutory limitations.

Conclusion.  The committee believes these executive compensation policies and programs effectively serve the interests of stockholders and First Ottawa.  The committee believes these policies motivate executives to contribute to our overall future success, thereby enhancing the value of First Ottawa for the benefit of all stockholders.

Respectfully,

Thomas E. Haeberle

Thomas P. Rooney

Erika L. Schmidt

William J. Walsh

Stockholder Return Performance Graph

The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by First Ottawa shall not be deemed to include the following graph and related information unless it is specifically stated to be incorporated by reference into such document.

The following graph shows a comparison of cumulative total returns for First Ottawa, the Nasdaq Stock Market and an index of Midwestern bank stocks which are quoted on the OTC-Bulletin Board and on Pink Sheets.  The cumulative total stockholder return computations assume the investment of $100 on December 31, 1998 and the reinvestment of all dividends.  Figures for First Ottawa’s common stock represent inter-dealer quotations, without retail markups, mark downs or commissions and do not necessarily represent actual transactions.  The graph was prepared at our request by SNL Securities L.L.C., Charlottesville, Virginia.

Total Return Performance
Index Value
200
175
150
125
100
75
50
25
0
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
First Ottawa Bancshares, Inc.
NASDAQ - Total US
SNL Midwest OTC-BB and Pink Banks

Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

First Ottawa Bancshares, Inc.	$100.00	$122.55	$129.08	$120.07	$132.36	$162.27

Nasdaq - Total US	100.00	185.95	113.19	89.65	61.67	92.90

SNL Midwest OTC-BB and Pink Banks	100.00	86.48	71.28	65.74	84.32	106.43

AUDIT COMMITTEE REPORT

The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by First Ottawa shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

The Audit Committee assists the board of directors in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls.  The Audit Committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K.  Each of the members of the Audit Committee is “independent” as defined by the Nasdaq Stock Market, Inc. and the Securities and Exchange Commission.

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2003 with our management and BKD, LLP, our independent auditors.  The committee has also discussed with BKD the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as received and discussed the written disclosures and the letter from BKD required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees).  Based on the review and discussions with management and BKD, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ending December 31, 2003, for filing with the Securities and Exchange Commission.

Respectfully,

Bradley J. Armstrong

Patty P. Godfrey

Erika L. Schmidt

TRANSACTIONS WITH MANAGEMENT

Directors and officers of First Ottawa and The First National Bank of Ottawa, and their associates, were customers of and had transactions with us during 2003.  Additional transactions may be expected to take place in the future.  All outstanding loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

John L. Cantlin, a director, is a partner of the law firm of John L. Cantlin & Associates, Ottawa, Illinois, which is one of several law firms that we routinely retain for various legal matters involving First Ottawa, such as foreclosures and collections.

INDEPENDENT PUBLIC ACCOUNTANTS

General

Crowe Chizek and Company LLC served as our independent public accountants in 2002.  In response to the Sarbanes-Oxley Act of 2002, our board of directors decided to segregate the internal and external auditing functions and dismiss Crowe Chizek as our external auditors for 2003, effective April 24, 2003.  On that same date, the board appointed BKD, LLP to serve as our independent public accountants for 2003.  Crowe Chizek served as our independent public accountants for over twenty years and they will continue to provide internal audit services to us.  Neither BKD’s report on our consolidated financial statements for the fiscal year ended December 31, 2003, nor Crowe Chizek’s report on our consolidated financial statements for the fiscal year ended December 31, 2002, contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of our consolidated financial statements for the fiscal years ended December 31, 2002 and 2001, and in the subsequent interim period, there were no disagreements with Crowe Chizek on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Crowe Chizek, would have caused Crowe Chizek to make reference to the matter in its report. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K, as promulgated by the Securities and Exchange Commission.

During the fiscal years ended December 31, 2002 and 2001, and through the interim period, the Company did not consult BKD with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or regarding any other matters or reportable events described under Item 304(a)(2) of Regulation S-K.

Representatives from BKD are expected to be present at the annual meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions that may be asked by stockholders.

Accountant Fees

Audit Fees.  The aggregate fees and expenses billed to us by BKD in connection with the 2003 audit of our annual financial statements and the review of our financial statements included in our quarterly reports on Form 10-Q for 2003 totaled $22,043.  The aggregate fees and expenses billed to us by Crowe Chizek for similar services in 2002 totaled $43,950.

Audit-Related Fees.  There were no fees billed to us by BKD in connection with other audit-related services for 2003.  The aggregate fees and expenses billed to us by Crowe Chizek for all audit-related services rendered to us for 2002 totaled $92,775.  These services included assistance in preparing our annual report on Form 10-K and internal audit, loan review and other services.

Tax Fees.  The aggregate fees and expenses billed to us by BKD for the preparation of tax returns for 2003, totaled $6,345.  There were no fees billed to us by Crowe Chizek for tax services in 2002.

All Other Fees.  No fees were billed to us by BKD or Crowe Chizek for other services in 2003 or 2002.

The Audit Committee, after consideration of the matter, does not believe that the rendering of these services by BKD was incompatible with maintaining BKD’s independence as our principal accountants.

Pre-Approval

Among other things, the Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent accountants.  The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants.  These services include audit and audit-related services, tax services and other services.  The independent accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval policy, and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case-by-case basis that the committee has not already specifically approved.

The Audit Committee commenced pre-approval of audit, audit-related, tax and other fees for services provided by First Ottawa’s independent accountants in January, 2003.

By order of the board of directors,

/s/ Joachim J. Brown
Joachim J. Brown
President and Chief Executive Officer
Ottawa, Illinois
April 7, 2004

ALL STOCKHOLDERS ARE URGED TO SIGN

AND MAIL THEIR PROXIES PROMPTLY

APPENDIX A

First Ottawa Bancshares, Inc.

Audit Committee Charter

The audit committee is appointed by the board of directors to assist the board of directors in undertaking and fulfilling its responsibilities in monitoring:

•      the integrity of the financial statements of the Company;

•      the compliance by the Company with legal and regulatory requirements; and

•      the independence and performance of the Company’s outside auditors.

The members of the audit committee shall meet the independence requirements set forth in Rule 4200(a)(15) of the NASD’s listing standards* or any successor or replacement rule.  Each member of the audit committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, statement of operations and statement of cash flows, or will become able to do so within a reasonable period of time after his or her appointment to the audit committee.  In addition, at least one member of the audit committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such audit committee member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The number of members of the audit committee shall be determined by the board of directors, but in no event shall consist of less than three individuals.  The members of the audit committee shall be appointed by the board of directors and shall serve terms of such length as the board of directors may determine.

The audit committee shall have the authority to retain special legal, accounting or other consultants to advise the committee.  The audit committee shall have the power to conduct or authorize investigations into any matters within the committee’s scope of responsibilities.  The audit committee may request any officer or employee of the Company or the Company’s outside counsel or outside auditor to attend a meeting of the committee or to meet with any members of, or consultants to, the committee and provide pertinent information as necessary.

The audit committee shall meet at such times and from time to time as it deems appropriate.  The audit committee shall report regularly to the board of directors with such recommendations as the audit committee may deem appropriate.

On behalf of the board of directors, the audit committee shall:

1.          Review and reassess the adequacy of this audit committee charter annually and recommend any proposed changes to the board of directors for approval.

2.          Review with management and the outside auditor the Company’s annual audited financial statements and the outside auditor’s report thereon, including major issues regarding accounting principles and auditing standards and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

3.          Review an analysis prepared by management and the outside auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

4.          Review with management and the outside auditor the Company’s quarterly financial statements prior to the release of quarterly earnings or filing of such statements with the Securities and Exchange Commission.

5.          Meet periodically with management and the outside auditor to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

6.          Review major changes to the Company’s accounting and auditing principles and practices as suggested by the outside auditor or management.

7.          Select and recommend to the board of directors the appointment of the outside auditor, which firm is ultimately accountable to the audit committee and the board of directors.

8.          Approve the fees to be paid to the outside auditor.

9.          Ensure its receipt of periodic reports and statements from the outside auditor regarding the auditor’s objectivity and independence, including, without limitation, a formal written statement delineating all relationships between the outside auditor and the Company consistent with Independent Standards Board Standard 1, discuss such reports and statements with the outside auditor, and if so determined by the audit committee, recommend that the board of directors take appropriate action to oversee the independence of the outside auditor.

10.        Evaluate the performance of the outside auditor and, if so determined by the audit committee, recommend that the board of directors replace the outside auditor.

11.        Review policies and procedures with respect to management expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the outside auditor.

12.        Meet with the outside auditor prior to the annual audit to review the scope, planning and staffing of the audit.

13.        Obtain from the outside auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

14.        Discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees) relating to the conduct of the annual audit.

15.        Review with the outside auditor any problems or difficulties the outside auditor may have encountered and any management letter provided by the outside auditor and the Company’s response to that letter.  Such review should include any difficulties encountered in the course of the audit work, including any restrictions encountered by the outside auditor on the scope of its auditing procedures or its access to required information.

16.        Prepare the report of the audit committee required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

17.        Advise the board of directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

18.        Review with the Company’s outside counsel legal and regulatory matters, if any, that may have a material impact on the Company’s financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

19.        Meet at least annually with the Company’s chief financial officer and the outside auditor in separate executive sessions.

The audit committee shall also undertake such additional activities within the scope of its primary function as the audit committee may from time to time determine or as may otherwise be required by law, the Company’s by-laws or certificate of incorporation or the board of directors.  The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors of the Company.  While the audit committee has the responsibilities and powers set forth in this audit committee charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles.  This is the responsibility of the Company’s management.  Nor is it the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditor or to assure compliance with laws and regulations.

The Company shall indemnify, in accordance with and to the fullest extent now or hereafter permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative (including, without limitation, an action by or in the right of the Company), by reason of his or her acting as a member of the audit committee against any liability or expense actually or reasonably incurred by such person in respect thereof.  This indemnity shall be in addition to any rights of indemnity otherwise available to any such member.

The material in this audit committee charter is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date this charter is first included in the Company’s annual proxy statement filed with the Securities and Exchange Commission and irrespective of any general incorporation language contained in such filing.

*      Under Rule 4200(a)(15) of the NASD’s listing standards, (i) an “independent director” means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and (ii) the following persons shall not be considered independent:

(A)  a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

(B)   a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan or non-discretionary compensation;

(C)   a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer (immediate family includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home);

(D)   a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation’s securities) that exceed 5% of the corporation’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

(E)   a director who is employed as an executive of another entity where any of the company’s executives serve on that entity’s compensation committee.

PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD

OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

FIRST OTTAWA BANCSHARES, INC. TO BE HELD ON MAY 19, 2004

The undersigned hereby appoints William J. Walsh and Thomas E. Haeberle, or either one of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of common shares that the undersigned would be entitled to vote if then personally present at the annual meeting of stockholders, to be held at our offices located at 701-705 LaSalle Street, Ottawa, Illinois, on May 19, 2004 at 3:00 p.m., or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement, receipt of which is hereby acknowledged, as follows:

1.     ELECTION OF DIRECTORS:

FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below

☐	☐

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.)

Class II (term expires 2007):  Joachim J. Brown, John L. Cantlin and Patty P. Godfrey

2.     In accordance with their discretion, upon all other matters that may properly come before the meeting and any adjournments or postponements of the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED UNDER PROPOSAL 1.

Please
Sign
Here

Dated:	, 2004

NOTE:  PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ABOVE.  ALL JOINT OWNERS OF SHARES SHOULD SIGN.  STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC.  PLEASE RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.